UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 7, 2018

Astrotech Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34426	91-1273737
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 West 5th Street, Suite 1275, Austin, Texas		78701
(Address of Principal Executive Offices)		(Zip Code)

(512) 485-9530

Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07Submission of Matters to a Vote of Security Holders

On December 7, 2018, Astrotech Corporation (the “Company”) held its annual meeting of shareholders (the “Meeting”), pursuant to notice duly given, at 201 W. 5th Street, Suite 1275, Austin, Texas 78701. Of the 4,505,019 shares of common stock entitled to vote at such meeting, 4,069,481 shares, or 90.33% of the Company’s common stock, were present in person or by proxy. The matters voted upon at the meeting and the results of such voting are set forth below:

Proposal 1 – Election of Directors

By the votes reflected below, our shareholders elected the following individuals to serve as directors to serve for the respective terms prescribed by the Company’s bylaws:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Thomas B. Pickens III	1,924,903	87,705	2,056,873
Mark Adams	1,964,154	48,454	2,056,873
Daniel T. Russler, Jr.	1,917,857	94,751	2,056,873
Ronald W. Cantwell	1,926,789	85,819	2,056,873
Tom Wilkinson	1,940,975	71,633	2,056,873

Proposal 2 - Ratification of Selection of Independent Registered Public Accounting Firm

By the votes reflected below, our shareholders ratified the appointment of BDO, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2019:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,942,247	27,205	100,029	—

Proposal 3 - Approval of Amendment to 2011 Stock Incentive Plan

By the votes reflected below, our shareholders approved to increase the aggregate number of shares of our common stock available under the 2011 Stock Incentive Plan by an additional 537,197 shares (increasing the number of shares that may be delivered pursuant to awards granted under the 2011 Stock Incentive Plan from 975,000 to 1,512,197 shares) and to extend the term of the 2011 Stock Incentive Plan by five years (from March 4, 2021 to March 4, 2026):

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,859,539	147,907	5,162	2,056,873

Proposal 4 - Approval of Conversion of Series B Preferred Stock into Shares of Common Stock

By the votes reflected below, our shareholders approved to allow our Chairman and largest stockholder, Thomas B. Pickens III, to convert the 866,950 shares of Series B Preferred Stock he received in private placement on October 9, 2018 into 866,950 shares of Common Stock:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,871,216	119,533	21,859	2,056,873

Proposal 5 - Say-On-Pay Advisory Vote on the Compensation of Our Named Executive Officers

By the votes reflected below, our shareholders approved an advisory, non-binding resolution approving the compensation of the Company’s named executive officers as disclosed in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on November 6, 2018:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,823,731	155,983	32,894	2,056,873

Item 9.01Financial Statements and Exhibits

(d) Exhibits

99.1   Press release, dated December 10, 2018, issued by Astrotech Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTROTECH CORPORATION

Date: December 11, 2018	By:	/s/ Thomas B. Pickens III
Name: Thomas B. Pickens III
Title: Chairman of the Board and Chief Executive Officer